Exhibit 10.8

EXECUTION VERSION

CUSTODY AGREEMENT

AGREEMENT, dated as of June 26, 2011 between each entity listed on Exhibit A hereto, each such entity having its principal office and place of business at 301 Commerce St., Suite 3300 Fort Worth, TX 76102 (the “Fund”) and THE BANK OF NEW YORK MELLON, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 (“Custodian”).

W I T N E S S E T H:

That for and in consideration of the mutual promises hereinafter set forth the Fund and Custodian agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1. “1940 Act” shall mean the Investment Company Act of 1940, as amended.

2. “Authorized Person” shall be any person, whether or not an officer or employee of the Fund, duly authorized by the Fund’s board to execute any Certificate or to give any Oral Instruction and/or Written Instruction with respect to one or more Accounts, such persons to be designated in a Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

3. “BNY Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

4. “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

5. “Business Day” shall mean any day on which Custodian and relevant Depositories are open for business.

6. “Certificate” shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of the Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

7. “Certificated Security” shall mean a promissory note or other debt obligation or a warrant or similar right to purchase shares, each in physical form and from time to time contained in a Loan Document File (as hereinafter defined) or otherwise delivered to Custodian pursuant to this Agreement or held at a Subcustodian.

8. “Composite Currency Unit” shall mean the Euro or any other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

9. “Depository” shall include (a) the Book-Entry System, (b) the Depository Trust Company, (c) any other clearing agency or securities depository registered with the Securities and Exchange Commission identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

10. “Foreign Depository” shall mean (a) Euroclear, (b) Clearstream Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the 1940 Act, identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

11. “Loan Document File” shall mean a hard copy file, which the Fund represents contains Loan Documents (as hereinafter defined), delivered to and received by Custodian hereunder.

12. “Loan Documents” shall mean all documents and instruments relating to any Loans (as hereinafter defined), including, without limitation, loan or credit agreements, assignment and acceptance agreements, promissory notes, deeds, mortgages and security agreements contained in a Loan Document File.

13. “Loans” shall mean loans or loan commitments by the Fund to its customers.

14. “Oral Instructions” shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

15. “Securities” includes stocks, shares, bonds, debentures, notes, mortgages, or other obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets.

16. “Subcustodian” shall mean a bank (including any branch thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

17. “Uncertificated Securities” shall mean any Securities which are not Certificated Securities.

18. “Written Instructions” shall mean written communications actually received by Custodian by S.W.I.F.T., tested telex, letter, facsimile transmission, or other method or system specified by Custodian (or which the Fund elects to use) as available for use in connection with the services hereunder.

ARTICLE II

APPOINTMENT OF CUSTODIAN; ACCOUNTS;

REPRESENTATIONS, WARRANTIES, AND COVENANTS

1.    (a) The Fund hereby appoints Custodian as custodian of all Securities and Loan Documents at any time delivered to Custodian during the term of this Agreement. Except as otherwise agreed, Certificated Securities shall be held in registered form in the Fund’s name or in the name of a subsidiary or an affiliate of the Fund (as directed by the Fund). Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts in which Custodian will hold Securities and Loan Document Files as provided herein. Such accounts (each, an “Account”; collectively, the “Accounts”) shall be in the name of the Fund. All Loan Document Files (and any Certificated Securities that may be contained therein) shall be maintained and held by Custodian in its vaults or the vaults of a Subcustodian.

(b) Custodian may from time to time establish on its books and records such sub- accounts within each Account as the Fund and Custodian may agree upon (each a “Special Account”), and Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Written Instructions.

(c) Custodian may from time to time establish pursuant to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate or Written Instructions such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as the Fund may specify in a Certificate or Written Instructions.

2. The Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving (or acceptance, as applicable) of Oral Instructions or Written Instructions by the Fund, that:

(a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

(b) This Agreement has been duly authorized, executed and delivered by the Fund, approved by a resolution of its board, constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms, and there is no statute, regulation, rule, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

(c) It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all material regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

(d) It will not knowingly use the services provided by Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

(e) Reserved;

(f) To the extent applicable, the Fund or its investment adviser has determined that the custody arrangements of each Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of Rule 17f-7 under the 1940 Act;

(g) It is fully informed of the protections and risks associated with various methods of transmitting Oral Instructions and Written Instructions and delivering Certificates to Custodian, shall, and shall cause each Authorized Person, to safeguard and treat with extreme care any user and authorization codes, passwords and/or authentication keys, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by it, agrees that the security procedures (if any) to be followed in connection therewith provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Written Instructions need not be reviewed by Custodian, may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

(h) Reserved;

(i) Its transmission or giving of, and Custodian acting upon and in reliance on, Certificates, Oral Instructions, or Written Instructions pursuant to this Agreement shall at all times comply with the 1940 Act;

(j) Reserved;

(k) It has the right to make the pledge and grant the security interest and security entitlement to Custodian contained in Section 1 of Article VI hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority; and

(l) Reserved.

3. Reserved.

ARTICLE III

CUSTODY OF SECURITIES AND RELATED SERVICES

1.    (a) Subject to the terms hereof, the Fund hereby authorizes Custodian to hold any Securities received by it from time to time for the Fund’s account. Custodian shall maintain books and records segregating the assets of the Fund from those of any other persons, firms or corporations, pursuant to the provisions hereof. Custodian shall be entitled to utilize, subject to subsection (c) of this Section 1, Depositories, Subcustodians, and, subject to subsection (d) of this Section 1, Foreign Depositories, to the extent possible in connection with its performance hereunder. Uncertificated Securities held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity. Securities held through Subcustodians shall be held subject to the terms and conditions of Custodian’s agreements with such Subcustodians. Custodian shall exercise due care in accordance with reasonable commercial standards in the selection or retention of such Subcustodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market. Subcustodians may be authorized to hold Uncertificated Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Uncertificated Securities deposited with a Subcustodian, a Depository or a Foreign Depository will be held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as custodian for its customers. Custodian shall identify on its books and records the Securities belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Custodian shall, directly or indirectly through Subcustodians, Depositories, or Foreign Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the “Replacement Subcustodian”). In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund’s board or foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the 1940 Act and Rule 17f-5 thereunder.

(b) Unless Custodian has received a Certificate or Written Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of the Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

(c) With respect to each Depository and Subcustodian, Custodian (i) shall exercise due care in accordance with reasonable commercial standards in discharging its duties as a securities intermediary to obtain and thereafter maintain Uncertificated Securities or financial assets deposited or held in such Depository and Subcustodian, and (ii) will provide, promptly upon request by the Fund, such reports as are available concerning the internal accounting controls and financial strength of Custodian.

(d) With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian, and shall not include any evaluation of Country Risks. As used herein the term “Country Risks” shall mean with respect to any Foreign

Depository: (a) the financial infrastructure of the country in which it is organized; (b) such country’s prevailing custody and settlement practices; (c) nationalization, expropriation or other governmental actions; (d) such country’s regulation of the banking or securities industry; (e) currency controls, restrictions, devaluations or fluctuations; and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

2. Custodian shall furnish the Fund with an advice of daily transactions (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

3. With respect to all Uncertificated Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

(a) Reserved;

(b) Present for payment and receive the amount paid upon all Uncertificated Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

(c) Forward to the Fund copies of all information or documents that it may actually receive from an issuer of Uncertificated Securities which, in the reasonable opinion of Custodian, are intended for the beneficial owner of Uncertificated Securities;

(d) Reserved;

(e) Hold directly or through a Depository, a Foreign Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

(f) Reserved.

(g) (i) Custodian shall notify the Fund of rights or discretionary actions with respect to Uncertificated Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Uncertificated Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund.

(ii) Whenever Uncertificated Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund’s Certificate or Written Instructions at Custodian’s offices, addressed as Custodian may from time to time request in writing, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Uncertificated Securities (or such earlier date or time as Custodian may specify to the Fund). Absent Custodian’s timely receipt of such Certificate or Written Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Uncertificated Securities.

(h) All voting rights with respect to Uncertificated Securities, however registered, shall be exercised by the Fund or its designee. Custodian will make available to the Fund proxy voting services upon the request of, and for the jurisdictions selected by, the Fund in accordance with terms and conditions to be mutually agreed upon by Custodian and the Fund.

(i) Custodian shall promptly advise the Fund upon Custodian’s actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Uncertificated Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Uncertificated Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Uncertificated Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

4. With respect to all Certificated Securities held hereunder, the Fund shall, unless otherwise agreed in writing to the contrary:

(a) Reserved;

(b) Reserved;

(c) Reserved;

(d) Cause the issuer to deposit with Custodian to be held hereunder such additional Certificated Securities or rights as may be issued with respect to any Certificated Securities credited to an Account hereunder and advise Custodian in a detailed Certificate, if the Certificated Securities are to be held in a particular Loan Document File;

(e) Be solely responsible for the exercise of rights or discretionary actions with respect to Certificated Securities held hereunder; and

(f) Reserved.

5. Custodian shall not vote any of the securities held hereunder by or for the account of the Fund, except in accordance with the instructions contained in a Certificate. Custodian shall promptly deliver, or cause to be executed and delivered, to the Fund all notices, proxies and proxy soliciting materials with relation to such securities, but without indicating the manner in which such proxies are to be voted.

Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith) received by Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer.

6. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

7. The Fund shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto (“Taxes”), with respect to any Securities or Loan Document Files held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Uncertificated Security and any proceeds or income from the sale, loan or other transfer of any Uncertificated Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian shall promptly notify the Fund of the amount of cash (in the appropriate currency) required, and the Fund shall directly deliver such amount to Custodian promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any under-withholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

8. (a) For the purpose of settling Securities transactions, transactions relating to Loan Document Files and foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, “sufficient immediately available funds” shall mean either (i) sufficient cash denominated in U.S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

(b) Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Written Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

(c) To the extent that Custodian has agreed to provide pricing or other information services for Securities hereunder (other than Certificated Securities contained in a Loan Document File), Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. The Fund understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian in a Certificate regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

9. Until such time as Custodian receives a Certificate to the contrary with respect to a particular Uncertificated Security, Custodian may not release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder.

ARTICLE IV

RESERVED

ARTICLE V

CUSTODY OF LOAN DOCUMENT FILES AND RELATED SERVICES

1. The Fund shall be solely responsible for the servicing of all Loans.

2. The Fund shall be solely responsible for maintaining all records of account activity relating to each Loan, including without limitation, all amortization schedules, records of transfer, pay-off, assignment, participation, sale, modification, termination or other changes in the Loans.

3. The Fund shall, upon origination, modification or other change in any Loan, promptly deliver or cause to be delivered to Custodian all relevant Loan Documents that the Fund determines to have the Custodian hold. It is understood and agreed that Custodian will accept any file purporting to be a Loan Document File for custody hereunder “as is” and without any examination. Custodian shall have no duty or responsibility to review any Loan Document File, to determine the contents thereof or to review or inspect any Loan Document and shall rely, without independent verification, on information provided by the Fund regarding the Loan Document Files. Under no circumstances will Custodian be required to issue a trust receipt (or similar instrument) with respect to the Loan Document Files or their contents. Account statements will only reflect an inventory of the Loan Document Files that Custodian holds in custody hereunder without any representation as to the contents thereof.

4. The Fund shall be solely responsible for the settlement of each purchase or sale of Loans. Subject to Section 5 below, the Fund shall deliver to Custodian a Certificate specifying all Loan Document Files to be received or released in connection with such purchase or sale and any other relevant information concerning the custody of the Loan Document Files relating to the affected Loans. The Fund assumes full responsibility for all credit risks associated with any such sale or purchase or any loss, damage or destruction of any Loan Documents or Loan Document Files in transit until received by Custodian.

5. No director, officer, employee or agent of the Fund shall have physical access to the Loan Document Files or be authorized or permitted to withdraw any Loan Documents nor shall Custodian deliver any Loan Documents to any such person, unless such access or withdrawal has been duly authorized pursuant to Section 9 of Article IX hereof.

ARTICLE VI

OVERDRAFTS OR INDEBTEDNESS

1. If Custodian should advance funds on behalf of the Fund, either pursuant to a Certificate, Written Instructions or Oral Instructions, which advance results in an overdraft (including, without limitation, any day-light overdraft) because the money held by Custodian in an Account for the Fund shall be insufficient to pay the total amount payable upon a purchase of Securities or Loans, or if an overdraft arises for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if the Fund is for any other reason indebted to Custodian, including any indebtedness to The Bank of New York under the Fund’s Cash Management and Related Services Agreement (if any such agreement exists) (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Fund payable on demand and shall bear interest from the date incurred at a rate per annum ordinarily charged by Custodian to its institutional customers, as such rate may be adjusted from time to time (such deemed loan, an “Overdraft/Indebtedness Loan”). In addition, the Fund hereby agrees that, to the extent of the dollar amount of any Overdraft/Indebtedness Loan that may arise at any time, Custodian shall, to the maximum extent permitted by law, have a continuing lien, security interest, and security entitlement in and to any property, including, without limitation, any investment property or any financial asset of the

Fund at any time held by Custodian for the benefit of the Fund or in which the Fund may have an interest which is then in Custodian’s possession or control or in possession or control of any third party acting in Custodian’s behalf. For the avoidance of doubt, such continuing lien, security interest, and security entitlement shall represent a lien, security interest, and security entitlement in and to any property or financial assets of the Fund only to the extent of the dollar amount of any Overdraft/Indebtedness Loan currently outstanding; consequently, at the time that the Fund repays any outstanding Overdraft/Indebtedness Loan, the dollar amount of any continuing lien, security interest, and security entitlement held by the Custodian with respect to the Fund’s assets shall be reduced by the dollar amount repaid to the Custodian by the Fund. Additionally, the Fund authorizes Custodian, in its sole discretion, at any time to charge the dollar amount of any Overdraft/Indebtedness Loan, together with interest due thereon, against any balance of account standing to the Fund’s credit on Custodian’s books.

2. If the Fund borrows money from any bank (including Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate or Written Instructions specifying with respect to each such borrowing: (a) the name of the bank, (b) the amount of the borrowing, (c) the time and date, if known, on which the loan is to be entered into, (d) the total amount payable to the Fund on the borrowing date, (e) the Securities or Loan Document Files to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (f) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the 1940 Act and the Fund’s prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities or Loan Document Files released from collateral status to be returned directly to Custodian, and Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate or Written Instructions the name of the issuer, the title and number of shares or the principal amount of any particular Securities or to identify any particular Loan Document File to be delivered as collateral by Custodian, Custodian shall not be under any obligation to deliver any Securities or Loan Document File.

ARTICLE VII

RESERVED

ARTICLE VIII

RESERVED

ARTICLE IX

CONCERNING CUSTODIAN

1. (a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against the Fund, except those Losses arising out of Custodian’s own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories or of any Foreign Depositories, except in each case to the extent such action or inaction is a direct result of the Custodian’s failure to fulfill its duties hereunder. With respect to any Losses incurred by the Fund as a result of the acts or any failures to act by any Subcustodian (other than a BNY Affiliate), (a) Custodian’s liability with respect to such acts or omissions by the Subcustodian is limited to the failure on the part of the Custodian to exercise due care in accordance with reasonable commercial standards in the election or retention of such Subcustodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market and (b) Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian’s sole responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall Custodian or any Subcustodian be liable: (i) for acting in accordance with any Certificate, Oral Instructions or Written Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Written Instructions without reviewing the same; (iii) for conclusively presuming that all Oral Instructions or Written Instructions are given only by person(s) duly authorized; (iv) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (v) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; (vi) for the insolvency of any Subcustodian (other than a BNY Affiliate), any Depository, or, except to the extent such action or inaction is a direct result of the Custodian’s failure to fulfill its duties hereunder, any Foreign Depository; or (vii) for the contents of or deficiency in any Loan Document File, or (viii) for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit, prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

(b) Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder with the effect that Custodian shall be liable for Losses to the extent such Losses are caused by any BNY Affiliate’s negligence or willful misconduct.

(c) The Fund agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian’s performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund, and any claims by a purchaser or transferee of any Loan Document File; provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian’s own negligence or willful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for:

(a) Any Losses incurred by the Fund or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

(b) The validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

(c) The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor;

the Fund;

(d) The legality of the declaration or payment of any dividend or distribution by

(e) The legality of any borrowing by the Fund;

(f) The legality of any loan of portfolio Securities, nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan;

(g) The sufficiency or value of any amounts of money and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund of Custodian’s receipt or non-receipt of any such payment; or

(h) Whether any Securities at any time delivered to, or held by it or by any Subcustodian, for the account of the Fund are such as properly may be held by the Fund under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

3. Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4. Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6. The Fund shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time. The Fund shall reimburse Custodian for all reasonable costs associated with the conversion of the Fund’s Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian for reasonable and customary out-of-pocket expenses which are a normal incident of the services provided hereunder.

7. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right to retain or set-off, against such obligations of the Fund, any Securities Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit; provided, however, that in each case (i) Custodian shall have first invoiced or billed the Fund for such amounts and the Fund shall have failed to pay such amounts within thirty (30) days after the date of such invoice or bill, and (ii) all such payments shall be regularly accounted for to the Fund. Any such asset of, or obligation to, the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8. The Fund agrees to forward to Custodian a Certificate or Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Written Instructions are not received or that a contrary Certificate or contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Written Instructions through an on-line communications system offered by Custodian, the Fund’s use thereof shall be subject to the Terms and Conditions attached as Appendix I hereto. If Custodian receives Written Instructions which appear on their face to have been transmitted by an Authorized Person via (i) computer facsimile, email, the Internet or other insecure electronic method, or (ii) secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys, the Fund understands and agrees that Custodian cannot determine the identity of the actual sender of such Written Instructions and that Custodian shall conclusively presume that such Written Instructions have been sent by an Authorized Person, and the Fund shall be responsible for ensuring that only Authorized Persons transmit such Written Instructions to Custodian. If the Fund elects (with Custodian’s prior consent) to transmit Written Instructions through an on-line communications service owned or operated by a third party, the Fund agrees that Custodian shall not be responsible or liable for the reliability or availability of any such service.

9. The books and records pertaining to the Fund which are in possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the 1940 Act and the rules thereunder. The Fund, or its authorized representatives (including its independent public accountant), shall have access to such books and records during Custodian’s normal business hours for purposes of inspection and, where appropriate, audit. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund, Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

10. It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE X

TERMINATION

1. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company qualified to act as custodian pursuant to the requirements of the 1940 Act having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, Custodian may designate a successor custodian, which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities, Loan Document Files and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

2. If a successor custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities and Loan Document Files (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

ARTICLE XI

MISCELLANEOUS

1. The Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it at its offices at 301 Commerce St., Suite 3300 Fort Worth, TX 76102, or at such other place as the Fund may from time to time designate in writing.

4. Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

6. This Agreement shall be construed in accordance with the 1940 Act and the rules thereunder, including but not limited to Section 17(f) of the 1940 Act, as well as the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the exclusive jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund and Custodian hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which each may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

7. The Fund hereby acknowledges that Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify the Fund. Accordingly, prior to opening an Account hereunder Custodian will ask the Fund to provide certain information including, but not limited to, the Fund’s name, physical address, tax identification number and other information that will help Custodian to identify and verify the Fund’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. The Fund agrees that Custodian cannot open an Account hereunder unless and until Custodian verifies the Fund’s identity in accordance with its CIP.

8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

TPG SPECIALTY LENDING, INC.

By:

Title:

THE BANK OF NEW YORK MELLON

By:

Title:

EXHIBIT A

1. TPG Specialty Lending, Inc.

SCHEDULE I

CERTIFICATE OF AUTHORIZED PERSONS

(The Fund-Oral and Written Instructions)

The undersigned hereby certifies that he is the duly elected and acting Vice President of TPG Specialty Lending, Inc. (the “Fund”), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund’s Amended and Restated Certificate of Incorporation and By-Laws to deliver Certificates and Oral Instructions to The Bank of New York Mellon (“Custodian”) pursuant to the Custody Agreement between the Fund and Custodian dated June , 20II and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of Authorized Persons you may currently have on file.

Date: June     , 2011

By:

Name:
Title:

APPENDIX I

ELECTRONIC SERVICES TERMS AND CONDITIONS

1. License; Use. (a) This Appendix I shall govern the Fund’s use of electronic communications, information delivery, portfolio management and banking services, that The Bank of New York Mellon and its affiliates (“Custodian”) may provide to the Fund, such as The Bank of New York Mellon Inform ™ and The Bank of New York Mellon CA$H-Register Plus®, and any computer software, proprietary data and documentation provided by Custodian to the Fund in connection therewith (collectively, the “Electronic Services”). In the event of any conflict between the terms of this Appendix I and the main body of this Agreement with respect to the Fund’s use of the Electronic Services, the terms of this Appendix I shall control.

(b) Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Electronic Services to which the Fund subscribes solely for the purpose of transmitting instructions and information (“Written Instructions”), obtaining reports, analyses and statements and other information and data, making inquiries and otherwise communicating with Custodian in connection with the Fund’s relationship with Custodian. The Fund shall use the Electronic Services solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to with respect to the Electronic Services. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Electronic Services, including any trade secrets or other ideas, concepts, know-how, methodologies, and information incorporated therein and the exclusive rights to any copyrights, trade dress, look and feel, trademarks and patents (including registrations and applications for registration of either), and other legal protections available in respect thereof. The Fund further acknowledges that all or a part of the Electronic Services may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Electronic Services inconsistent with the foregoing acknowledgments, nor shall the Fund attempt to decompile, reverse engineer or modify the Electronic Services. The Fund may not copy, distribute, sell, lease or provide, directly or indirectly, the Electronic Services or any portion thereof to any other person or entity without Custodian’s prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Electronic Services. The Fund shall reproduce any such notice on any reproduction of any portion of the Electronic Services and shall add any statutory copyright notice or other notice upon Custodian’s request.

(c) Portions of the Electronic Services may contain, deliver or rely on data supplied by third parties (“Third Party Data”), such as pricing data and indicative data, and services supplied by third parties (“Third Party Services”) such as analytic and accounting services. Third Party Data and Third Party Services supplied hereunder are obtained from sources that Custodian believes to be reliable but are provided without any independent investigation by Custodian. Custodian and its suppliers do not represent or warrant that the Third Party Data or Third Party Services are correct, complete or current. Third Party Data and Third Party Services are proprietary to their suppliers, are provided solely for the Fund’s internal use, and may not be reused, disseminated or redistributed in any form. The Fund shall not use any Third Party Data in any manner that would act as a substitute for obtaining a license for the data directly from the supplier. Third Party Data and Third Party Services should not be used in making any investment decision. CUSTODIAN AND ITS SUPPLIERS ARE NOT RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF OR RELIANCE UPON THIRD PARTY DATA OR THIRD PARTY SERVICES. Custodian’s suppliers of Third Party Data and Services are intended third party beneficiaries of this Section 1(c) and Section 5 below.

(d) The Fund understands and agrees that any links in the Electronic Services to Internet sites may be to sites sponsored and maintained by third parties. Custodian make no guarantees, representations or warranties concerning the information contained in any third party site (including without limitation that such information is correct, current, complete or free of viruses or other contamination), or any products or services sold through third party sites. All such links to third party Internet sites are provided solely as a convenience to the Fund and the Fund accesses and uses such sites at its own risk. A link in the Electronic Services to a third party site does not constitute Custodian’s endorsement, authorisation or sponsorship of such site or any products and services available from such site.

2. Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize and obtain access to the Electronic Services, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

3. Proprietary Information. The Electronic Services, and any proprietary data (including Third Party Data), processes, software, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the “Information”), are the exclusive and confidential property of Custodian or its suppliers. However, for the avoidance of doubt, reports generated by the Fund containing information relating to its account(s) (except for Third Party Data contained therein) are not deemed to be within the meaning of the term “Information.” the Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the licenses granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control (except that the Fund may retain reports containing Third Party Data, provided that such Third Party Data remains subject to the provisions of this Appendix). The provisions of this Section 3 shall not affect the copyright status of any of the

Information which may be copyrighted and shall apply to all information whether or not copyrighted.

4. Modifications. Custodian reserves the right to modify the Electronic Services from time to time. The Fund agrees not to modify or attempt to modify the Electronic Services without Custodian’s prior written consent. The Fund acknowledges that any modifications to the Electronic Services, whether by the Fund or Custodian and whether with or without Custodian’s consent, shall become the property of Custodian.

5. NO REPRESENTATIONS OR WARRANTIES; LIMITATION OF LIABILITY. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE ELECTRONIC SERVICES OR ANY THIRD PARTY DATA OR THIRD PARTY SERVICES, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE ELECTRONIC SERVICES, THIRD PARTY DATA AND THIRD PARTY SERVICES ARE PROVIDED “AS IS.” TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH CUSTOMER MAY INCUR IN CONNECTION WITH THE ELECTRONIC SERVICES, THIRD PARTY DATA OR THIRD PARTY SERVICES, EVEN IF CUSTODIAN OR SUCH SUPPLIER KNEW OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

6. Security; Reliance; Unauthorized Use; Funds Transfers. Custodian will establish security procedures to be followed in connection with the use of the Electronic Services, and the Fund agrees to comply with the security procedures. The Fund understands and agrees that the security procedures are intended to determine whether instructions received by Custodian through the Electronic Services are authorized but are not (unless otherwise specified in writing) intended to detect any errors contained in such instructions. The Fund will cause all persons utilizing the Electronic Services to treat any user and authorization codes, passwords, authentication keys and other security devices with the highest degree of care and confidentiality. Upon termination of the Fund’s use of the Electronic Services, the Fund shall return to Custodian any security devices (e.g., token cards) provided by Custodian. Custodian is hereby irrevocably authorized to comply with and rely upon on Written Instructions and other communications, whether or not authorized, received by it through the Electronic Services. The Fund acknowledges that it has sole responsibility for ensuring that only Authorized Persons use the Electronic Services and that to the fullest extent permitted by applicable law Custodian shall not be responsible nor liable for any unauthorized use thereof or for any losses sustained by the Fund arising from or in connection with the use of the Electronic Services or Custodian’s reliance upon and compliance with Written Instructions and other communications received through the Electronic Services. With respect to instructions for a transfer of funds issued through the Electronic Services, when instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Custodian, its affiliates, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. Such reliance on a unique identifier shall apply to beneficiaries named in such instructions as well as any financial institution which is designated in such instructions to act as an intermediary in a funds transfer. It is understood and agreed that unless otherwise specifically provided herein, and to the extent permitted by applicable law, the parties hereto shall be bound by the rules of any funds transfer system utilized to effect a funds transfer hereunder.

7. Acknowledgments. Custodian shall acknowledge through the Electronic Services its receipt of each Written Instruction communicated through the Electronic Services, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such Written Instruction and the Fund may not claim that such Written Instruction was received by Custodian. Custodian may in its discretion decline to act upon any instructions or communications that are insufficient or incomplete or are not received by Custodian in sufficient time for Custodian to act upon, or in accordance with such instructions or communications.

8. Viruses. The Fund agrees to use reasonable efforts to prevent the transmission through the Electronic Services of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Electronic Services.

9. Encryption. The Fund acknowledges and agrees that encryption may not be available for every communication through the Electronic Services, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting its systems.

10. On-Line Inquiry and Modification of Records. In connection with the Fund’s use of the Electronic Services, Custodian may, at the Fund’s request, permit the Fund to enter data directly into a Custodian database for the purpose of modifying certain information maintained by Custodian’s systems, including, but not limited to, change of address information. To the extent that the Fund is granted such access, the Fund agrees to indemnify and hold Custodian harmless from all loss, liability, cost, damage and expense (including attorney’s fees and expenses) to which Custodian may be subjected or which may be incurred in connection with any claim which may arise out of or as a result of changes to Custodian database records initiated by the Fund.

11. Agents. The Fund may, on advance written notice to the Custodian, permit its agents and contractors (“Agents”) to access and use the Electronic Services on the Fund’s behalf, except that the Custodian reserves the right to prohibit the Fund’s use of any particular Agent for any reason. The Fund shall require its Agent(s) to agree in writing to be bound by the terms of the Agreement, and the Fund shall be liable and responsible for any act or omission of such Agent in the same manner, and to the same extent, as though such act or omission were that of the Fund. Each submission of a Written Instruction or other communication by the Agent through the Electronic Services shall constitute a representation and warranty by the Fund that the Agent continues to be duly authorized by the Fund to so act on its behalf and the Custodian may rely on the representations and warranties made herein in complying with such Written Instruction or communication. Any Written Instruction or other communication through the Electronic Services by an Agent shall be deemed that of the Fund, and the Fund shall be bound thereby whether or not authorized. The Fund may, subject to the terms of this Agreement and upon advance written notice to the Bank, provide a copy of the Electronic Service user manuals to its Agent if the Agent requires such copies to use the Electronic Services on the Fund’s behalf. Upon cessation of any such Agent’s services, the Fund shall promptly terminate such Agent’s access to the Electronic Services, retrieve from the Agent any copies of the manuals and destroy them, and retrieve from the Agent any token cards or other security devices provided by Custodian and return them to Custodian.